                   PUBLIX SUPER MARKETS, INC.
                  1936 George Jenkins Boulevard
                     Lakeland, Florida 33815


                   NOTICE AND PROXY STATEMENT
            for Action to be Taken by Written Consent
          in Lieu of a Special Meeting of Stockholders


To Our Stockholders:

  Enclosed is a Proxy Statement and Consent Card that is being furnished by the Board of Directors of Publix Super Markets, Inc. (the "Company"), to solicit your written consent to approve the following action without a meeting of the stockholders of the
Company:

  An amendment to the Company's Employee Stock Purchase Plan to increase the number of shares available to be sold under the Plan from and after November 1, 1992 from 10,000,000 to 20,000,000.

  The Publix Super Markets, Inc. Employee Stock Purchase Plan (the "ESPP") currently provides that the maximum number of shares that may be sold under the ESPP from and after November 1, 1992 is 10,000,000. The purpose of the ESPP is to provide the Company's employees with an opportunity, through the purchase of stock, to become part owners of the Company or to increase the amount of their stock ownership. As of July 9,1998, there were only 403,793 shares available to be sold under the ESPP and the Board of Directors has determined that this number of shares is insufficient to meet the anticipated purchases to be made by employees in the future. As a result, the Board of Directors has approved an amendment to the ESPP increasing the maximum number of shares of Common Stock that may be sold under the plan from and after November 1, 1992 to 20,000,000. To be effective, this amendment must be approved by a majority of the stockholders of the Company.

  The Company's Board of Directors recommends that the Company's stockholders approve the amendment. The close of business on July 13, 1998 has been fixed by the Board of Directors as the record date for the determination of the stockholders entitled to notice of and to execute the enclosed Consent Card.

  You  are  requested to vote, date, sign and mail  the  enclosed
Consent Card promptly in the enclosed addressed envelope.


                               By order of the Board of Directors,


                               S. KEITH BILLUPS
                               Secretary

July 15, 1998

                   PUBLIX SUPER MARKETS, INC.
                  1936 George Jenkins Boulevard
                     Lakeland, Florida 33815



                        PROXY STATEMENT


           FOR ACTION TO BE TAKEN BY WRITTEN CONSENT
          IN LIEU OF A SPECIAL MEETING OF STOCKHOLDERS




To Our Stockholders:                                July 15, 1998

  This Proxy Statement is furnished in connection with the solicitation of consents by the Board of Directors of Publix Super Markets, Inc. (the "Company"), from the holders of the Company's common stock (the "Common Stock"), to take action by written consent in lieu of a special meeting of the stockholders of the Company.

  It is important that executed Consent Cards be returned promptly to avoid unnecessary expense. Therefore, you are urged regardless of the number of shares of stock owned, to vote, date, sign and return the enclosed Consent Card promptly.

  The approximate date on which these materials are to be mailed to stockholders is July 31, 1998.


                      GENERAL INFORMATION

VOTING SECURITIES OUTSTANDING

  Shares   of  Common  Stock  are  the  only  outstanding  voting
securities of the Company.

  The Board of Directors, in accordance with the bylaws, has fixed the close of business on July 13, 1998 as the record date (the "Record Date") for determining the stockholders entitled to notice of and to consent to the proposed amendment to the
Company's Employee Stock Purchase Plan (the "ESPP"). At the close of business on such date, the outstanding number of voting securities of the Company was 217,576,218 shares of Common Stock, each of which is entitled to one vote.

SOLICITATION OF WRITTEN CONSENTS

  Under the Company's Articles of Incorporation, as amended, and its Bylaws and pursuant to Florida law, any action which may be taken at any annual or special meeting of the stockholders of the Company may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

  The matter being considered by the stockholders is being submitted for action by written consent, rather than by votes cast at a meeting. The entire cost of preparing and mailing the proxy material will be borne by the Company. Solicitation of consents will be made by mail, personally or by telephone by regular employees of the Company. Votes will be tabulated by employees of the Company.

VOTING PROCEDURES

  The amendment will be deemed to have been approved on the earliest date (the "Effective Date") after August 10, 1998 on which the Company has received consents that have not previously been revoked and which represent the approval of a majority of the shares of Common Stock issued and outstanding on the Record Date, provided that such approval is received within 60 days of the date of the earliest dated consent delivered to the Company.

  Stockholders are being requested to indicate approval of the amendment by checking the appropriate box on the enclosed Consent Card and executing the Consent Card. An abstention or a failure to vote is equivalent to a "no" vote when a majority vote of all outstanding shares is required. FAILURE TO CHECK ANY OF THE BOXES WILL, IF THE CONSENT CARD HAS BEEN SIGNED, CONSTITUTE APPROVAL OF THE PROPOSAL. You may revoke your consent at any time before the Effective Date by submitting another Consent Card bearing a later date. Consent Cards may not be revoked after the Effective Date.

  The text of the amendment has not been set forth on the Consent Card itself due to space limitations. Nevertheless, signing and indicating approval on the Consent Card will be deemed to be written consent to the approval of the amendment. No dissenters' or similar rights apply to stockholders who do not approve the Proposal.

  The Board recommends that you vote "FOR" approval of the amendment to the ESPP.


                     PRINCIPAL STOCKHOLDERS

  The following table sets forth, as of the close of business on July 9, 1998, the information with respect to the ownership of Common Stock by all directors, including some who are 5% or more beneficial owners, and all officers and directors as a group. Also listed are others known by the Company to own beneficially 5% or more of the shares of the Company's Common Stock.



                             Amount and Nature of
     Name                    Beneficial Ownership (1)   Percent of Class
     ----                    ------------------------   ----------------

     Carol Jenkins Barnett        11,978,767  (2)           5.51

     Hoyt R. Barnett              22,562,186  (3)          10.37

     W. Edwin Crenshaw               629,720                   *

     Mark C. Hollis                1,411,414  (4)              *

     Charles H. Jenkins, Jr.       1,702,750                   *

     Howard M. Jenkins            14,006,850  (5)           6.44

     Tina P. Johnson               3,538,324  (6)           1.63

     E.V. McClurg                  1,788,062                   *

     William H. Vass              32,378,982  (7)          14.88

     All Officers and
     Directors as a group
     (28 individuals)             89,391,746  (8)          41.09

     All Other Beneficial Owners:
     ----------------------------
     Publix Super Markets, Inc.
     Profit Sharing Plan          21,200,000                9.75

     Publix Super Markets, Inc.
     Employee Stock Ownership
     Plan and Trust               32,351,508               14.87

     Nancy E. Jenkins             14,703,305                6.76

___________________________________
* Shares represent less than 1% of class.

(1) As used in the foregoing table, "beneficial ownership" means the sole or shared voting or investment power with respect to the Common Stock. Holdings of officers include shares allocated to their individual accounts in the Company's Employee Stock Ownership Plan ("ESOT"), over which each officer exercises sole voting power and shared investment power. In accordance with the beneficial ownership regulations, the same shares of Common Stock may be included as beneficially owned by more than one individual or entity. The address for all beneficial owners is 1936 George Jenkins Boulevard, Lakeland, Florida 33815.

(2) Includes 1,235,985 shares which are also shown as beneficially owned by Carol Jenkins Barnett's husband, Hoyt R. Barnett, but excludes all other shares beneficially owned by Hoyt R. Barnett, as to which Carol Jenkins Barnett disclaims beneficial ownership.

(3) Hoyt R. Barnett is Trustee of the Profit Sharing Plan, which is the record owner of 21,200,000 shares of Common Stock over which he exercises sole voting and investment power. Total shares beneficially owned include 1,235,985 shares also shown as beneficially owned by his wife, Carol Jenkins Barnett, but exclude all other shares of Common Stock beneficially owned by Carol Jenkins Barnett, as to which Hoyt R. Barnett disclaims beneficial ownership.

(4)   All  shares are owned in a family trust over which Mark  C.
  Hollis  is  Co-Trustee with his wife.  As Co-Trustee,  Mark  C.
  Hollis has shared voting and investment power for these shares.

(5) Howard M. Jenkins has sole voting and sole investment power over 3,126,015 shares of Common Stock which are held directly, sole voting and sole investment power over 162,103 shares which are held indirectly and shared voting and shared investment power over 10,700,373 shares which are held indirectly.

(6)  Tina P. Johnson is Trustee of the 401(k) Plan - Publix Stock
  Fund  which is the record owner of 3,484,822 shares  of  Common
  Stock over which she has sole voting and shared investment power.

(7) William H. Vass is Trustee of the ESOT, which is the record owner of 32,351,508 shares of Common Stock over which he has shared investment power. As Trustee, William H. Vass exercises sole voting power over 626,744 shares in the ESOT because such shares have not been allocated to participants' accounts. For ESOT shares allocated to participants' accounts, as Trustee, William H. Vass votes shares as instructed by participants. Additionally, as Trustee, William
  H. Vass votes ESOT shares for which no instruction is received. Mr. Vass has resigned as the ESOT Trustee effective August 1, 1998 and Hoyt R. Barnett will replace him in that capacity.

(8) Includes 57,036,330 shares of Common Stock owned by the Profit Sharing Plan, ESOT and 401(k) Plan.


  AMENDMENT OF THE COMPANY'S EMPLOYEE STOCK PURCHASE PLAN

THE AMENDMENT


  In 1989, the Board of Directors and stockholders of the Company adopted the Publix Super Markets, Inc. Employee Stock Purchase Plan. The purpose of the ESPP is to provide the Company's employees with an opportunity, through the purchase of stock, to become part owners of the Company or to increase the amount of their stock ownership.

  The ESPP currently provides that the maximum number of shares that may be sold under the ESPP from and after November 1, 1992 is 10,000,000. As of July 9, 1998, there are only 403,793 shares available to be sold under the ESPP and the Board of Directors has determined that this number of shares is insufficient to meet the anticipated purchases to be made by employees in the future. As a result, the Board of Directors has approved, subject to approval by a majority of the stockholders of the Company, an amendment to the ESPP increasing the maximum number of shares of Common Stock that may be sold under the plan from and after November 1, 1992 to 20,000,000.

  Rather than incurring the expense of a special meeting, the Board of Directors believes that it is in the best interests of the Company and its stockholders to solicit approval of the amendment to the ESPP as of the earliest possible date. In order to accomplish this objective, the Board of Directors is hereby soliciting approval of the amendment by the Company's stockholders by written consent in lieu of a special meeting of such stockholders.

  The amendment to the Company's ESPP will be approved if consents approving the amendment and representing a majority of all of the votes entitled to be cast by the Company's stockholders are received by the Company. The Board recommends that you vote "FOR" approval of the amendment to the ESPP.

SUMMARY OF THE ESPP

  In general, all employees who have been employed for one continuous year by the Company and its subsidiaries are eligible to participate in the ESPP, except employees on an unpaid leave of absence or receiving disability pay. An employee's right to purchase shares or otherwise participate in the ESPP is not transferable and ceases if the employee's employment is terminated for any reason. No consideration will be received by the Company for the granting of the right to acquire stock under the ESPP other than the services rendered to the Company by the employee in such capacity.

  The ESPP provides for four offering periods - March 1 through March 31, May 1 through June 30, August 1 through September 30 and November 1 through December 31 - for each twelve month period through December 31, 2014. An eligible employee shall be eligible to purchase shares during any of the foregoing noted offering periods occurring after such employee has one continuous year of employment.

  During each 12-month period commencing on the anniversary date of the employee's continuous employment, the maximum number of shares that an eligible employee can purchase is as follows:
2,000 shares for each year of continuous employment up to nine years of continuous employment; 20,000 shares for 10-14 years of continuous employment; 30,000 shares for 15-19 years of continuous employment; 40,000 shares for 20-24 years of continuous employment, and 50,000 shares for 25 and greater years of continuous employment. Within these limits, an eligible employee is able to elect to purchase as many or as few shares in each offering period as he or she chooses. An eligible employee may not carry forward to a future year shares not purchased in the current year.

  The price of shares purchased under the ESPP is the fair market value of the Common Stock at the end of the fiscal quarter immediately preceding the applicable offering period. The fair market value of the Common Stock is determined by the Board of Directors of the Company based upon appraisals prepared by an independent appraiser. The price of the Common Stock based on the latest independent appraisal as of March 28, 1998 was $34.75 per share. Payment for the shares is required no later than the last day of the applicable offering period by check drawn on an account of the employee or by money order where the employee is the remitter.

  The  ESPP  is administered by the Employee Stock Purchase  Plan
Committee whose members are composed of at least three directors.
The   Employee  Stock  Purchase  Plan Committee has the sole  and exclusive authority to administer the ESPP.

  The Board of Directors has the right to amend, modify or terminate the ESPP at any time without notice, except that, without stockholder approval, the Board cannot amend the ESPP to increase the maximum number of shares available to be sold under the ESPP or change the price from fair market value at which the shares can be sold.

  As  of  the  end  of fiscal 1997, the Company had approximately
111,000 employees.

FEDERAL INCOME TAX CONSEQUENCES

  The  ESPP  does  not,  and is not designed  to,  qualify  under
section  401(a)  of  the  Internal Revenue  Code.   That  section
relates primarily to qualified profit sharing and pension plans.

  In general, an employee will not realize any taxable income solely as a result of purchasing shares under the ESPP. An employee will recognize gain or loss for federal income tax purposes only when the shares are sold or otherwise disposed. The amount of gain or loss, in general, will be the difference between the amount that the employee receives for the shares sold and the amount paid by the employee for the shares. Any gain or loss will generally be taxed as a capital gain or a capital loss, with the length of time the employee held the stock determining whether the gain or loss will be treated as short term or long term.

  The specific application and impact of the tax rules will vary depending on the specific personal situation of individual employees.

PLAN BENEFITS -- ESPP

  The following table provides information regarding the number of stock purchase rights and the dollar value of stock purchase rights under the ESPP.




     Name and Position           Dollar        Number of
                                 Value           Units
     -----------------           ------        ---------
     Howard M. Jenkins,
     Chairman  of the Board
     and Chief Executive            (1)         (1)
     Officer

     Charles H. Jenkins, Jr.,
     Chairman of the Executive      (1)         (1)
     Committee

     W. Edwin Crenshaw,
     President                      (1)         (1)

     William H. Vass,
     Executive Vice President       (1)         (1)

     Hoyt R. Barnett,
     Executive Vice President       (1)         (1)

     Executive Group (2)            (1)         (1)

     Non-Executive Director         *            *
     Group (3)

     Non-Executive Officer          (1)         (1)
     Employee Group (4)

____________________________

* Not eligible for participation

(1) Participation in the ESPP is voluntary. The Company cannot determine the amount of shares that will be purchased in the future. During fiscal 1997, no shares were purchased under this plan by Messrs. H. Jenkins, C. Jenkins, Crenshaw, Vass and Barnett. In fiscal 1997, 11,120 aggregate shares and 2,626,257 aggregate shares of Common Stock were purchased under this plan by the Executive Group and the Non-Executive Officer Employee Group, respectively. The dollar values of the aggregate shares purchased by the Executive Group and Non-Executive Officer Employee Group determined using the fair market value of the Company's Common Stock of $34.75 per share based on the latest independent appraisal as of March 28, 1998 are $386,420.00 and $91,262,430.75, respectively.

(2) Consists of 26 officers and directors, including the five executive officers listed above.

(3)  Consists of two directors who are not employees of the Company.

(4) Consists of all eligible employees of the Company who are not in the executive group (see footnote (2) above).


                   PROPOSALS OF STOCKHOLDERS

  Proposals of stockholders intended to be presented at the 1999 Annual Meeting of Stockholders must be received at the Company's executive offices prior to December 9, 1998, for consideration for inclusion in the Proxy Statement relating to that meeting.


                      ********************


  ALL STOCKHOLDERS ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING CONSENT CARDS IN THE ENCLOSED ENVELOPE AS SOON AS
  POSSIBLE.




                                   By order of the Board of Directors,



                                   S. KEITH BILLUPS
                                   Secretary

July 15, 1998

                         CONSENT CARD
              SOLICITED BY THE BOARD OF DIRECTORS
                 OF PUBLIX SUPER MARKETS, INC.

         FOR ACTION BY WRITTEN CONSENT OF STOCKHOLDERS
                  IN LIEU OF A SPECIAL MEETING


     Resolved that the stockholders of this company approve and authorize an amendment to the Publix Super Markets, Inc. Employee Stock Purchase Plan to increase the number of shares available to be sold under the Plan from and after November 1, 1992 from 10,000,000 to 20,000,000.

     The Board of Directors recommends voting FOR Giving Consent for the adoption of the above resolution:

      __ FOR Giving Consent       __AGAINST Giving Consent    __ABSTAIN


     Failure to check any of the boxes with respect to the proposal will, if this Consent Card has been signed and dated, constitute approval of and consent to the adoption of the proposal.



     The undersigned acknowledges receipt of the Company's Notice and Proxy Statement dated July 15, 1998 relating to this written consent. The undersigned does hereby revoke any consent previously given with respect to the shares represented by this Consent Card.


                               Dated:____________________, 1998

                               ________________________________
                               Signature
                               ________________________________
                               Signature if held jointly

                               NOTE:  Your signature should appear as  your
                               name  appears hereon.  As to shares held  in
                               joint  names, each joint owner should  sign.
                               If  the signer is a corporation, please sign
                               full  corporate  name by a  duly  authorized
                               officer.  If a partnership, please  sign  in
                               partnership  name  by an authorized  person.
                               If    signing    as   attorney,    executor,
                               administrator,  trustee,  guardian,  or   in
                               other representative capacity, please give full title as such.


          PLEASE MARK, SIGN AND DATE THIS CONSENT CARD
       AND PROMPTLY RETURN IT USING THE ENCLOSED ENVELOPE.

                        PUBLIX SUPER MARKETS, INC.


  Request for Voting Instructions in connection with requested Stockholder
       Consent to Approve Amendment to Employee Stock Purchase Plan


The undersigned, a participant or beneficiary in the Publix Super Markets, Inc. Employee Stock Ownership Plan (the "ESOT"), with respect to all shares of Common Stock of Publix Super Markets, Inc. (the "Company") allocated to the ESOT account of the undersigned, the voting and similar rights of which are accorded to the undersigned under the ESOT (the "Account Shares"), does hereby request and instruct the Trustee of the ESOT, or the Trustee's designee, to act with respect to all of the Account Shares entitled to vote in connection with the request for stockholder consent to the proposed amendment to the Company's Employee Stock Purchase Plan, in any manner and with the same effect as if the undersigned were the record owner of the Account Shares. The undersigned authorizes and instructs the Trustee or his designee to act as follows with respect to the resolution set forth below:


     Resolved that the stockholders of this company approve and authorize an amendment to the Publix Super Markets, Inc. Employee Stock Purchase Plan to increase the number of shares available to be sold under the Plan from and after November 1, 1992 from 10,000,000 to 20,000,000.

     __FOR Giving Consent       __AGAINST Giving Consent       __ABSTAIN


The Trustee will act as directed above if this consent card is properly executed and timely returned. If no specification is made, or this consent card is not returned, the shares will be voted FOR Giving Consent.

The undersigned acknowledges receipt of the Company's Notice and Proxy Statement dated July 15, 1998 relating to the request for action to be taken by written consent. The undersigned revokes any proxy previously given for the Account Shares relating to the above matter.

______________ ___________________________________
Date           Signature

Note:      Your signature should appear as your name appears on the reverse side. If signing as attorney, executor, administrator, trustee, guardian or other representative capacity, please give full title as such.

                                                                  Appendix



                         AMENDMENT AND RESTATEMENT
                                    OF
                        PUBLIX SUPER MARKETS, INC.
                       EMPLOYEE STOCK PURCHASE PLAN
                          (effective May 1, 1998)


    1. PURPOSE OF THE PLAN. The purpose of the Publix Super Markets, Inc. Employee Stock Purchase Plan (the "Plan") is to provide employees of Publix Super Markets, Inc. (the "Company") and certain related entities (collectively, the "Sponsoring Employers," as defined in paragraph 2(b)) with an opportunity to acquire a proprietary interest in the Company through the purchase of authorized but unissued shares of common stock (par value $1.00 per share) of the Company (referred to simply as the "shares"). The Plan also provides written confirmation of certain procedures regarding shares purchased pursuant to stock purchase agreements executed or issued pursuant to stock purchase programs or arrangements in effect prior to the effectiveness of the Plan (the "Prior Shares").

    2. EMPLOYEES ELIGIBLE TO PARTICIPATE. (a) Any person who is employed by any of the Sponsoring Employers during an Offering Period (as defined in paragraph 3(a)) is eligible to participate in the Plan (and will be referred to as an "eligible or participating employee"), except no person shall be an eligible or participating employee during such time that (i) such person has less than one (1) year of Continuous Employment (as defined in paragraph 3(c)), (ii) such person is on an unpaid leave of absence or is on any type of disability leave or (iii) such person is not a bona fide permanent domiciliary of a state as to which either (A) the shares and persons effecting their sale have been registered under the applicable provisions of the securities laws of such jurisdiction or (B) the Company has been advised by its counsel that the shares may be offered and sold in compliance with applicable law without such registration (in either case, a "Covered State"), and no person shall be an eligible or participating employee if such person's employment is terminated for any reason prior to satisfaction of the participation and payment requirements of paragraph 6.

          (b) Sponsoring Employers are the Company and its subsidiaries.

    3. OFFERING PERIODS. (a) Subject to change or modification at any time and from time to time by the Employee Stock Purchase Plan Committee (the "Committee," constituted as provided in paragraph 12(a)), there will be four (4) offering periods -- March 1 through March 31, May 1 through June 30, August 1 through September 30, and November 1 through December 31 -- for each twelve (12) month period during the term of the Plan (individually, an "Offering Period"); provided, however, if the term of the Plan commences during an Offering Period, such Offering Period shall begin only as of the commencement date of the term of the Plan. Except for the Maximum Number of Shares (as defined in paragraph 5(a)) to be offered under this Plan, and except for the limitation on the number of shares for which each eligible employee may subscribe, there shall be no limit on the aggregate number of shares for which subscriptions may be made during any particular Offering Period.

          (b) An eligible employee may subscribe for shares during the portion of any Offering Period occurring during the twelve (12) month period commencing with his or her first Anniversary Date (as defined in paragraph 3(c)). An eligible employee's right to subscribe for shares during subsequent twelve (12) month periods shall accrue on each subsequent Anniversary Date.

          (c) The Anniversary Date shall be the day on which an eligible employee has completed twelve (12) months Continuous Employment with any Sponsoring Employer. For these purposes, Continuous Employment shall mean continued, regular employment by any of the Sponsoring Employers on a full-time or part-time basis. Continuous Employment is not deemed to be interrupted if an eligible or participating employee transfers or is transferred from one Sponsoring Employer to another Sponsoring Employer without any break in service. Service for a predecessor organization may be included in Continuous Employmentupon authorization by the Committee in its discretion. Authorized leaves of absence for medical or other purposes (in accordance with guidelines established by the Committee) shall be included as periods of Continuous Employment, including those times when the employee is on an authorized leave of absence but is not eligible to participate because of the requirements of paragraph 2(a)(ii).

     4. PRICE. The purchase price per share during any Offering Period shall be the fair market value of the Company's common stock as of the end of the Company's fiscal quarter immediately preceding the first day of the respective Offering Period, determined by the Board of Directors of the Company based upon appraisals prepared by an independent appraiser.

     5. NUMBER OF SHARES TO BE SOLD. (a) The maximum number of shares that may be sold under the Plan from and after November 1, 1992 is 10,000,000 (the "Maximum Number of Shares"),

          (b) During the Offering Periods (or parts thereof) occurring during the twelve (12) month period beginning on an eligible employee's Anniversary Date, the eligible employee shall be entitled to subscribe for the following number of shares:

            Number of Years of                 12-Month
           Continuous Employment            Purchase Limits
                     1                            2,000 shares
                     2                            4,000
                     3                            6,000
                     4                            8,000
                     5                           10,000
                     6                           12,000
                     7                           14,000
                     8                           16,000
                     9                           18,000
                   10-14                         20,000
                   15-19                         30,000
                   20-24                         40,000
              25 and greater                     50,000

            (c) Any shares an eligible employee is entitled to purchase during the specified twelve (12) month period, but which are not purchased during such period, shall not be carried over to subsequent periods.

          (d) Subscriptions shall be allowed for full shares only. If the amount of the eligible employee's check does not equal the purchase price for the number of shares requested, the eligible employee will be issued the greatest number of whole shares that can be purchased with the funds provided and the balance, if $1.00 or over, will be refunded in a Publix gift certificate or check at the Company's discretion.

          (e) If at any time subscriptions for shares are received that, upon the issuance of such shares, would exceed the Maximum Number of Shares, the aggregate number of shares covered by all such pending subscriptions shall be reduced to such lower figure as may be necessary to eliminate the oversubscription. Any reduction shall be effected on as equitable a basis as possible among subscribers, but in no event shall such reduction result in a subscription for fractional shares.

     6. PARTICIPATION AND PAYMENT. (a) An eligible employee may become a participant in an Offering Period (i) by completing a Stock Purchase Agreement, indicating the number of shares to be purchased, and such other documents as the Committee may require (collectively, the "Purchase Documents") and (ii) by tendering the Purchase Documents, together with a check or money order (payable in U.S. funds) for the full subscription price to the Secretary of the Company at any time during the Offering Period. Purchase Documents and payments received by the Secretary of the Company before or after any Offering Period (unless postmarked during the Offering Period) shall be void and shall be given no effect, and the Secretary shall return such documents and payments to the involved employees as soon as practicable after receipt.

          (b)  No  election to participate in an Offering  Period
may  be  revoked  or  canceled by an eligible employee  once  the
Purchase  Documents  and  payment  have  been  tendered  to   the
Secretary of the Company.

          (c) In the event of any oversubscription and cutback as provided in paragraph 5(e), the Secretary of the Company will refund to the employees any excess payments for subscribed shares as soon as practicable after the completion of the Offering Period. The purchases of the shares for which subscriptions are accepted shall be completed in accordance with the other terms of this Plan.

          (d) No interest shall be paid on, and no deduction shall be taken from, payments that are returned to employees upon the rejection of subscriptions for shares for reasons provided in this Plan.

          (e) The Secretary of the Company may designate one or more persons to perform the Secretary's functions under this Plan.

    7. DELIVERY OF CERTIFICATES REPRESENTING SHARES. (a) As soon as practicable, the Company shall deliver or cause to be delivered to each participating employee a certificate or certificates representing the shares purchased in an Offering Period.

          (b) Certificates representing shares to be delivered to a participating employee under the Plan will be registered in the name of the participating employee, or if the participating employee so directs by written notice to the Company, and to the extent permitted by applicable law and the rules adopted by the Committee from time to time, in (i) the name of a minor child of the participating employee or (ii) the names of the participating employee and his or her spouse, as joint tenants with right of survivorship, so long as his or her spouse is a domiciliary of a Covered State as defined in paragraph 2(a)(iii). Shares may also be issued in TOD (Transfer on Death) registration so long as the beneficiary is not a minor. No stock certificate may be held by any broker in so-called "street name." Any stock certificate issued for the benefit of a minor child of the purchaser must be registered in the name of the purchaser as custodian (under rules adopted by the Committee) and must otherwise comply with the applicable provisions of any relevant state law governing transfers to minors.

     8. EMPLOYEES' RIGHTS AS STOCKHOLDERS. No participating employee shall have any right as a stockholder until the employee becomes a record owner of the shares purchased under the Plan (the "Record Ownership Date"). No adjustment shall be made for dividends or other rights for which the record date is prior to the Record Ownership Date.

     9. TERMINATION OF EMPLOYMENT. An employee whose employment is terminated for any reason shall have no right to purchase shares or otherwise participate in the Plan after the date of termination. No shares may be issued to any person (or at such person's direction in accordance with the Plan) who is not an eligible employee employed by one of the Sponsoring Employers on the date the shares are issued. Any payment made for shares that may not be issued for reasons described in this paragraph 9 shall be promptly returned to the subscriber.

     10. RIGHTS NOT TRANSFERABLE. The right of an employee to participate in the Plan shall not be transferable by an employee nor be exercisable after death, by his or her personal representative or anyone else, or during his or her lifetime by any person other than the employee.

     11. DIVIDEND, RECAPITALIZATION, ETC. If shares are distributed by the Company as a stock dividend or pursuant to a stock split, combination, or exchange of shares of the Company's common stock, or other increase or decrease in the number of the outstanding shares without receipt by the Company of consideration:

          (a)   the  aggregate  number  of  shares  which   shall
thereafter be available under the Plan shall be equitably and appropriately adjusted; and

          (b) the price per share and the number and kind of shares then subject to subscription by employees under the Plan shall be equitably and appropriately adjusted, all without any change in the aggregate purchase price to be paid therefor.

    12. ADMINISTRATION. (a) The Board of Directors of the Company shall appoint an Employee Stock Purchase Plan Committee composed of at least three members all of whom shall be Directors. The Committee shall have the sole and exclusive authority to administer the Plan. The Committee may prescribe rules and regulations to administer the provisions set forth in the Plan, and may decide questions which may arise with respect to its interpretation or application; provided, however, that the Committee shall have no discretion over the class of persons eligible to participate in the Plan, the number of shares that eligible employees may purchase under the Plan (except as provided in paragraph 12(c)) or the purchase price of the shares under the Plan at fair market value.

          (b)  All  shares issued under the Plan will  either  be
appropriately registered under applicable federal and state securities laws or issued in transactions that comply with exemptions from the securities registration requirements of applicable federal and state laws. The Committee may establish procedures and restrictions in its discretion to ensure compliance with applicable securities laws.

          (c) If at any time the Committee shall determine, in its discretion, that an Offering Period should begin late or be terminated early or omitted altogether and no shares should be purchased during such Offering Period or portion thereof, then and in that event, such Offering Period or the missed portion thereof shall be passed, and neither the respective twelve (12) month period during which an eligible employee may purchase a specified number of shares nor the term of the Plan shall be affected.

    13. TERM OF PLAN. Unless sooner terminated as provided in paragraph 14, the Plan shall commence on satisfaction of the conditions of paragraph 17 and shall terminate on December 31, 2014. Notwithstanding anything in the Plan to the contrary, if
(i) the Company is merged or consolidated with another corporation and the Company is not a surviving corporation or
(ii) the Company is liquidated or dissolved, then and in any such event, the Plan shall immediately terminate and all rights to purchase stock hereunder to the extent not then exercised shall cease and become void.

    14.  AMENDMENT OR TERMINATION. The Board of Directors of  the
Company shall have the right to amend, modify, or terminate the Plan at any time without notice, provided that no such amendment of the Plan shall, without stockholder approval, (i) increase the Maximum Number of Shares or (ii) change the price from fair market value at which the shares shall be sold. The foregoing prohibitions shall not be affected by adjustments in shares and purchase price made in accordance with the provisions of paragraph 11. Upon termination, all rights to purchase shares hereunder to the extent not then exercised shall cease and become void.

    15. NOTICES. (a) All notices or other communications by an employee to the Company under or in connection with the Plan shall be deemed to have been duly given when actually received by the Secretary of the Company or when actually received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

          (b) All notices or other communications by the Company to an employee under or in connection with the Plan shall be deemed to have been duly given by the Company to the employee if hand delivered to the employee or delivered to the attention of the employee at the store or other location where the employee is employed or if sent by U.S. mail, interoffice mail, telegram or mailgram to the residence or business address of the employee as reflected on the books of the Company or to such other address as the employee may designate from time to time by notice given in accordance with the provision of paragraph 15(a).

    16. RESTRICTIONS ON STOCK; Repurchase. (a) All shares acquired pursuant to the Plan and all Prior Shares, including without limitation all such shares and Prior Shares acquired by transfer under this paragraph 16 or otherwise from any person so receiving such shares or Prior Shares, shall be subject to the following restrictions (with each stockholder with respect to such shares and Prior Shares being referred to as an "Owner"):

               (i) except as provided by paragraph 16(c), no sale, transfer or other disposition of such shares and/or Prior Shares for consideration shall be made by an Owner to any person other than to the Company pursuant to paragraph 16(b), and all other such attempted or actual sales, transfers or dispositions shall be void and without effect;

               (ii) an Owner may transfer such shares and/or Prior Shares by gift (as long as the gift is consistent with the Owner's acquisition of the shares solely for investment and not with any intent to resell or distribute the shares), testamentary disposition or intestate succession to any person, which person shall thereupon become an Owner, with the transferred shares and Prior Shares being subject to all the restrictions imposed on the transfer or other disposition of shares and Prior Shares by the Plan and the Purchase Documents; however, an Owner may not transfer shares or Prior Shares to the Owner and another person (other than the Owner's spouse) as joint owners;

               (iii) all certificates representing such shares and Prior Shares shall contain a restrictive legend indicating that their transfer is restricted by the terms of the Plan and (if correct at the time of issuance or transfer) that the shares and Prior Shares are not registered under federal or state securities laws.

          (b) Subject to the right of the Board of Directors in its sole discretion to discontinue or modify its repurchase program or any part of it with respect to any employees or all employees for any reason or for no reason at any time or from time to time, the Company agrees to repurchase any and all shares and Prior Shares held by an Owner, upon demand, that were acquired pursuant to the Plan or that constitute Prior Shares. Subject to change or modification at any time and from time to time by the Board of Directors, if the Owner's demand occurs during an Offering Period, the repurchase price shall be the purchase price for the shares under the Plan for such Offering Period; and if the Owner's demand occurs at a time that is not during an Offering Period, the repurchase price shall be the purchase price for the shares in effect during the immediately preceding Offering Period.

          (c) The Company will notify the Owner, no later than thirty (30) days after the Company receives a demand of the Owner under paragraph 16(b) for the repurchase by the Company, if the Board of Directors has discontinued or modified the repurchase program and as a result thereof the Company declines to repurchase the shares or Prior Shares in accordance with the provisions of paragraph 16(b). Upon receipt of such notice, the Owner shall be free to resell the shares or Prior Shares to a third person as long as such resale takes place within ninety
(90) days after receipt of such notice from the Company; provided, however, that the transferee of the Owner shall thereupon become an Owner for purposes of the Plan and the acquired shares and Prior Shares shall continue to be subject to all the restrictions imposed on the transfer or other disposition of shares and Prior Shares by this Plan and the Purchase
Documents; and provided further, that, before any resale under this paragraph 16(c) shall be effected, such transferee may be required by the Company to execute an agreement consenting to the continuation of such restrictions. If the resale does not take place prior to the end of such ninety (90) day period, all the provisions of this paragraph 16 shall reattach to the shares and Prior Shares of the Owner and the Owner may no longer resell the shares and Prior Shares without again complying with the provisions of this paragraph 16.

     17.  CONDITION PRECEDENT TO EFFECTIVENESS; AMENDMENTS.  This
Amendment and Restatement to the Plan was adopted by the Board of Directors on January 27, 1998, effective May 1, 1998.

                                                    Appendix


                            AMENDMENT
                               TO
                   PUBLIX SUPER MARKETS, INC.
                  EMPLOYEE STOCK PURCHASE PLAN



     This Amendment to the Publix Super Markets, Inc. Employee
Stock Purchase Plan (as amended to date, the "Plan") is made and entered into by Publix Super Markets, Inc. (the "Company") effective as of August ___, 1998.




                           WITNESSETH:

     WHEREAS, the Company has previously adopted the Plan, including previous amendments; and

     WHEREAS, the Board of Directors of the Company desires to and has the power and authority to amend the Plan further in order to increase the maximum number of shares of the Company's common stock that may be sold under the Plan.

     NOW, THEREFORE, paragraph 5(a) of the Plan is hereby amended to read as follows:

       (a) The maximum number of shares that may be sold under the Plan from and after November 1, 1992 is 20,000,000 (the "Maximum
     Number of Shares").


IN WITNESS WHEREOF, the Company has caused this Amendment to be executed by its duly authorized officer.


                              PUBLIX SUPER MARKETS, INC.


                              By:__________________________